EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement Nos. 333-41534, 333-30008, 33-2-7706, 33-42954, 33-
45054, 33-58835, 33-344953 and 333-64466 of Standex
International Corporation on Form S-8 of our reports dated August 14, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-K of Standex International Corporation for the year ended June 30, 2001.




/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts

September 20, 2001

























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